Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LifeStance Health Group, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Bourdon, Chief Executive Officer of LifeStance Health Group, Inc., hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2025	By:	/s/ David Bourdon
David Bourdon
Chief Executive Officer